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                                                                    EXHIBIT 99.2


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)





         In connection with the accompanying Annual Report of Advantage Marketing Systems, Inc. (the "Company") on Form 10-K for the period ended December 31, 2002 (the "Report"), I, Reggie Cook, Chief Financial Officer of the Company, hereby certify that to my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: March 31, 2003                        /S/ REGGIE B. COOK
       --------------                        -----------------------------------
                                             Reggie B. Cook
                                             Chief Financial Officer